UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2023

HOOKER FURNISHINGS CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112	(276) 632-2133
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HOFT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

See the disclosure set forth below under Item 2.05.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On March 14, 2023, Hooker Furnishings Corporation (the “Company”), approved a plan to exit the Accentrics Home (“ACH”) e-commerce business unit of its Home Meridian operating segment (“Home Meridian” or “HMI”) along with repositioning the Prime Resources International (“PRI”) business unit as a direct-container only business model. Concurrent with that exit, the Company expects to record an approximate $34 million non-cash charge related to the exit. The charge includes inventory write downs expected to be recorded in the fourth fiscal quarter of its recently ended 2023 fiscal year on both ACH inventories and other excess inventories along with severance of about $250,000.

“Although unfavorable in the near-term, we believe these actions are in the best interests of the Company and its shareholders. The operational costs related to these low-priced and lower-margin items do not allow a path of consistent profitability,” said Jeremy Hoff, Chief Executive Officer. “The historically high freight costs as a percentage of cost on these products, and the high relative cost of handling these items reinforces this direction. ACH’s value-proposition and competitive advantage have eroded and its current and projected financial performance are unacceptable. Continuing to sell ACH inventory at or near cost given current inventory levels, industry discounting levels and current demand, would negatively impact our operating results for a protracted period and would obscure the underlying momentum and expected profitability of Home Meridian’s other business units. Changing the PRI model minimizes both cash and inventory risks and eliminates unnecessary margin erosion from costs related to maintaining domestic inventory,” Hoff continued.

“Our overall capital requirements will decrease as a result of these changes which we believe will positively impact our cash flow return on investment,” said Paul Huckfeldt, Chief Financial Officer. “ACH’s model was one that required significant amounts of inventory investment to support its quick ship requirements. This contrasts with the majority container direct model of Home Meridian’s other business units. We’ve recently implemented Hooker Branded’s inventory management processes at Home Meridian which we believe will reduce the potential for significant inventory excesses in the future. We expect this will drive further improvement in working capital and inventory metrics, including turns and obsolescence reserves,” said Huckfeldt.

“In addition to these actions, the Company expects to reduce the physical footprints at its Savannah, Ga warehouse and High Point, NC administrative office over the course of the current 2024 fiscal year with a concurrent reduction in lease, warehouse, and related expenses,” Huckfeldt continued. “Despite these actions, given current inventory levels, rates of sale and the time needed to reduce these footprints and related expenses, we expect Home Meridian will record a loss in fiscal 2024, but at a much lower level than experienced in fiscal 2022 and expected to be recorded in fiscal 2023. However, we expect Home Meridian to begin to show profitability in the second half of fiscal 2024 and to be on a solid financial footing going into fiscal 2025,” he continued.

“While our year-end financial close is still in process, we’re currently estimating ACH’s operating loss will account for over 60% of HMI’s total operating loss while accounting for only 13% of its overall revenue for the 2023 fiscal year. These actions coincide with overhead reduction efforts that began with HMI’s exit from the Clubs and RTA channels in calendar 2021. Once completed by the end of the 2024 fiscal year, we expect to have reduced HMI’s overhead by about 28% in what will be a 2-year period. We have completed the difficult but necessary staff reductions, and during fiscal 2024 we will focus on exiting several third-party warehouse programs and a number of smaller initiatives as well as the warehouse and office space reductions noted earlier. We expect the actions we’ve undertaken over these last two years will reduce HMI’s breakeven by an estimated $100 million from a revenue standpoint,” Huckfeldt concluded.

“We continue to face the headwinds of retailers delaying shipments due to temporarily high inventory levels, and regulatory uncertainly with respect to anti-tipping standards. However, there is significant momentum at Home Meridian with meaningful new placements with major customers. We expect the product commitments made by customers will positively affect fiscal 2024. Our focus continues to be on developing meaningful products for our customers and driving efficiencies within our organization that we believe will provide margin improvement. We believe these actions will put Home Meridian on the path for solid and sustainable profitability,” Hoff concluded.

The Company currently expects to report its full fiscal 2023 results on or about April 13, 2023.

Forward-Looking Statements: Statements in this Current Report on Form 8-K other than historical facts, such as statements regarding the Company’s ability to benefit from the actions described herein, future sales, expenses reduction efforts and similar are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including our ability to timely realize reduced warehouse and office footprints, realize cost reduction savings, and sales and margin levels. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this Current Report on Form 8-K please refer to the Company’s Annual Report on Form 10-K for the year ended January 30, 2022, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). The Company assumes no obligation to, and does not currently intend to, update these forward-looking statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNISHINGS CORPORATION

	By:	/s/ Paul A. Huckfeldt
Paul A. Huckfeldt
Chief Financial Officer and Senior Vice-President – Finance and Accounting
Date: March 17, 2023